EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is dated as of February 15, 2008, and is by and among EMCORE Corporation, a corporation organized under the laws of New Jersey, with its principal offices at 10420 Research Road SE, Albuquerque, NM 87123 (the “Company”), and the undersigned buyers (each, a “Buyer”, and collectively, the “Buyers”).

WHEREAS:

A.           In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell on the date hereof to each Buyer shares (the “Common Shares”) of the Company’s common stock, no par value (the “Common Stock”) and warrants (the “Warrants”) to acquire additional shares of Common Stock (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants issued, collectively, the “Warrant Shares”).

B.           To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

1.  Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

(a)  “1934 Act” means the Securities Exchange Act of 1934, as amended.

(b)  “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

(c)  “Closing Date” shall have the meaning set forth in the Securities Purchase Agreement.

(d)  “Effective Date” means the date the Registration Statement has been declared effective by the SEC.

(e)  “Effectiveness Deadline” means the date that is ninety (90) days after the Closing Date (which shall be extended to one hundred twenty (120) days after the Closing Date if the Registration Statement is subject to SEC review).

(f)  “Eligible Market” means the American Stock Exchange, the New York Stock Exchange, Inc., The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market.

(g)  “Filing Deadline” means the date that is thirty (30) days after the Closing Date.

(h)  “Investor” means a Buyer or any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

(i)  “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(j)  “register”, “registered” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

(k)  “Registrable Securities” means (i) the Common Shares, (ii) the Warrant Shares, and (iii) any shares of capital stock issued or issuable with respect to the Common Shares, the Warrants or the Warrant Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

(l)  “Registration  Statement” means  a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

(m)  “Required Holders” means the holders of at least 66% of the Registrable Securities.

(n)  “Required Registration Amount” for the Registration Statement means the sum of (i) the number of Common Shares issued pursuant to the Securities Purchase Agreement and (ii) the number of Warrant Shares issued and issuable pursuant to the Warrants as of the trading day immediately preceding the applicable date of determination.

(o)  “Rule 415” means Rule 415 promulgated under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

(p)  “SEC” means the United States Securities and Exchange Commission.

2.  Registration.

(a)  Mandatory Registration.  The Buyers acknowledge that Form S-3 is not available for the registration of their resale of the Common Shares.  The Company shall prepare, and, as soon as practicable but in no event later than the Filing Deadline, file with the SEC the Registration Statement on Form S-1 covering the resale of at least the number of shares of Common Stock equal to the Required Registration Amount determined as of the date the Registration Statement is initially filed with the SEC.  The Registration Statement shall contain (except if otherwise directed by the Required Holders) “Selling Stockholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B.  The Company shall use its commercially reasonable best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline.  No later than 9:30 a.m. Eastern Time on the first Business Day following the Effective Date, the Company shall notify the Holders of the effectiveness of the Registration Statement (which notice shall be transmitted to all Holders at approximately the same time) and, no later than the second Business Day following the Effective Date, the Company shall file with the SEC, in accordance with Rule 424 under the 1933 Act, the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(b)  Legal Counsel.  Subject to Section 5 hereof, the Required Holders shall have the right to select one legal counsel to review any registration pursuant to this Section 2 (“Legal Counsel”), which shall be Schulte Roth & Zabel LLP, or such counsel as thereafter designated by the Required Holders.  The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company’s obligations under this Agreement.

(c)  Sufficient Number of Shares Registered.  In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities, the Company shall amend the applicable Registration Statement, or file a new Registration Statement, or both, to register any unregistered portion of the Required Registration Amount of Registrable Securities, determined as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement.  The filing of the amendment or new Registration Statement, as applicable, should occur as soon as practicable.  The Company shall use its commercially reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.  For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the Required Registration Amount.  The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the exercise of the warrants and such calculation shall assume that the Warrants are then exercisable into shares of Common Stock.

(d)  Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.  If (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the Filing Deadline (a “Filing Failure”) or (B) not declared effective by the SEC on or before the Effectiveness Deadline (an “Effectiveness Failure”); (ii) on any day after the Effective Date sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(n)) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or failure to register a sufficient number of shares of Common Stock or failure to maintain the listing of the Common Stock on an Eligible Market) (a “Maintenance Failure”); or (iii) after the date six months following the Closing Date, the Company fails to file with the SEC any required reports under Section 13 or 15(d) of the 1934 Act such that it is not in compliance with Rule 144(c)(1) as a result of which the Buyers are unable to sell Registrable Securities without restriction under Rule 144 (or any successor thereto) (a “Current Public Information Default”) then, as liquidated damages reflecting a reasonable approximation of the uncertain damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock, the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one (1) percent (1%) of the aggregate Purchase Price) (as such term is defined in the Securities Purchase Agreement) of such Investor’s Registrable Securities included in such Registration Statement on each of the following dates: (i) the day that a Filing Failure occurs and on every thirtieth day (pro rated for shorter periods) thereafter until such Filing Failure is cured; (ii) the day that an Effectiveness Failure occurs and on every thirtieth day (pro rated for shorter periods) thereafter until such Effectiveness Failure is cured; (iii) the initial day of a Maintenance Failure and on every thirtieth day (pro rated for shorter periods) thereafter until such Maintenance Failure is cured; and (iv) the day that a Current Public Information Default occurs and on every thirtieth day (pro rated for shorter periods) thereafter until such Current Public Information Default is cured.  The payments to which a holder shall be entitled pursuant to this Section 2(e) are referred to herein as “Liquidated Damages.” Liquidated Damages shall be paid on the earlier of (I) the last day of the calendar month during which such Liquidated Damages are incurred and (II) the third Business Day after the event or failure giving rise to the Liquidated Damages is cured.  In the event the Company fails to make Registration Delay Payments in a timely manner, such Liquidated Damages shall bear simple interest at the rate of four (4) percent (4%) per month (pro rated for shorter periods) until paid in full.  Notwithstanding anything to the contrary herein or in the Securities Purchase Agreement, no Liquidated Damages shall be payable for any period after the expiration of the Registration Period (except in respect of a Current Public Information Default), and in no event shall the aggregate amount of Liquidated Damages (excluding Liquidated Damages in respect of Current Public Information Defaults) exceed, in the aggregate, ten (10) percent (10%) of the aggregate Purchase Price of the Common Shares.

(e)  Allocation of Registrable Securities.  The initial number of Registrable Securities included in any Registration Statement and each increase or decrease in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase or decrease thereof is declared effective by the SEC.  In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor.  Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement.  In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders.

3.  Related Obligations.  At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(c) or 2(d), the Company will use its commercially reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and the Company and the Investors shall have the following obligations:

(a)  The Company shall submit to the SEC, as soon as practicable (but in no event later than three (3) Business Days) after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request.  The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the first date as of which all Registrable Securities covered by such Registration Statement may be sold without restriction pursuant to Rule 144 (or any successor thereto) promulgated under the 1933 Act, or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”).  The registration and maintenance obligations under this Agreement shall automatically terminate at the end of the Registration Period.

(b)  The Company shall (i) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the Rule 424 prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective during the Registration Period, and (ii) during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until the end of the Registration Period.  In the case of amendments and supplements to a Registration Statement that are required to be filed pursuant to this Agreement, including, pursuant to this Section 3(b), by reason of the Company filing a report on Form 10-Q, Form 10-K, Form 8-K or any other report or other document under the Securities Exchange Act of 1934, as amended (each such document, a “1934 Act Report”), the Company shall file such amendments or supplements with the SEC as soon as practicable after the 1934 Act Report is filed or other event occurred that created the requirement for the Company to amend or supplement such Registration Statement.

(c)  The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least three (3) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for amendments and supplements filed solely to include information contained in 1934 Act Reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects.  The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld.  The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor or Legal Counsel, and all exhibits, and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.  The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3.

(d)  The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, to the extent requested by an Investor, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request), and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(e)  The Company shall use its commercially reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “Blue Sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto (x) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to taxation in any such jurisdiction, or (z) to file a consent to service of process in any such jurisdiction.  The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “Blue Sky” laws of any jurisdiction in the United States or its receipt of notice of the initiation or threatening of any proceeding for such purpose.

(f)  The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information in addition to that specifically required pursuant to this Section 3(f)), and, subject to Section 3(n), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and, to the extent requested by an Investor, deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request).  The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness may be delivered to Legal Counsel and each Investor by facsimile or email), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(g)  The Company shall use its commercially reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction.  If such an order or suspension is issued, the Company shall use its commercially reasonable best efforts to obtain the withdrawal of such order or suspension as promptly as practicable, and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof, or its receipt of notice of the initiation or threat of any proceeding for such purpose.

(h)  The Company shall use its commercially reasonable best efforts to cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or secure designation and quotation of all the Registrable Securities covered by a Registration Statement or an Eligible Market.  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(h).

(i)  The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

(j)  If requested by an Investor, the Company shall (i) as soon as practicable, incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable, make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

(k)  The Company shall use its commercially reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.  If required by the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Company shall effect a filing with respect to the public offering contemplated by each Registration Statement (an “Issuer Filing”) with the FINRA Corporate Financing Department pursuant to NASD Rule 2710(b)(10)(A)(i) within one Business Day of the date that the Registration Statement is first filed with the SEC and pay the filing fee required by such Issuer Filing.  The Company shall use commercially reasonable best efforts to pursue the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement as described in the Plan of Distribution.

(l)  The Company shall make generally available to its security holders as soon as practical, but in any event not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of a Registration Statement.

(m)  Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver (and/or, if required by the Company's transfer agent, cause its legal counsel to deliver) to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

(n)  Allowable Grace Periods.

(i)
Notwithstanding anything in this Agreement to the contrary, upon (a) the issuance by the SEC of a stop order suspending the effectiveness of a Registration Statement or the initiation of proceedings with respect to any Registration Statement under Section 8(d) or 8(e) of the Securities Act, (b) the occurrence of any event or the existence of any fact (a “Material Event”) as a result of which such Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) the occurrence or existence of any pending corporate development that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of any Registration Statement and the related Prospectus, the Company shall (1) in the case of clause (b) above, as soon as, in the reasonable judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as reasonably practicable thereafter, prepare and file a post-effective amendment to such Registration Statement or a supplement to the related Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to  purchasers of the Registrable Securities being offered and sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the first sentence of Section 3(n)(ii), use commercially reasonable best efforts to cause it to be declared effective as promptly as is reasonably practicable, and (2) give notice to Legal Counsel and the selling Investors that the availability of the Registration Statement and Prospectus is suspended (a “Deferral Notice”).  The Company shall also give a Deferral Notice upon the beginning of any Compliance Grace Period (as defined below) unless a Requested Grace Period (as defined below) is already in effect.  Upon receipt of any Deferral Notice, each Investor agrees not to sell any Registrable Securities pursuant to the Registration Statement or Prospectus until such Investor has been advised in writing by the Company that the Registration Statement and Prospectus may be used.

(ii)
The Company shall use commercially reasonable best efforts to ensure that the use of such Registration Statement and Prospectus may be resumed (x) in the case of clause (a) of Section 3(n)(i), as promptly as is practicable, (y) in the case of clause (b) of Section 3(n)(i), as soon as, in the reasonable judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as reasonably practicable thereafter, and (z) in the case of clause (c) of Section 3(n)(i), as soon as, in the reasonable discretion of the Company, such suspension is no longer appropriate.  The period during which the availability of a Registration Statement or Prospectus is suspended under the circumstances described in clauses (b) or (c) of Section 3(n)(i) above is referred to herein as a “Requested Grace Period.”  Any portion of a Requested Grace Period from the filing of an amendment to a Registration Statement until the declaration of effectiveness of such amendment by the SEC (so long as the Company continues to use commercially reasonable best efforts to cause such amendment to be declared effective as promptly as reasonably practicable), is referred to herein as a  “Necessary Portion.”

(iii)
The following periods are referred to herein as “Compliance Grace Periods”:  (a) any period during which Legal Counsel is reviewing and commenting on a Registration Statement, Prospectus, amendment or supplement as contemplated by Section 3(c), (b) any period during which the Company is engaged in compliance with Section 3(j) following the request of an Investor, and (c) any period during which the Company is awaiting information or an executed document from one or more Investors following a request by the Company as contemplated by Section 4(a).  Requested Grace Periods and Compliance Grace Periods are referred to collectively herein as “Allowable Grace Periods.”

(iv)
The aggregate duration of all Requested Grace Periods, excluding the duration of any Necessary Portions and any Compliance Grace Periods that occur during such Requested Grace Periods, shall not exceed 60 days in any 12-month period.  In order to enforce the covenants of the Investors set forth in this Section 3(n), the Company may impose stop transfer instructions with respect to the Registrable Securities of each Investor until the end of each Allowable Grace Period.

(v)
Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor, in accordance with the terms of the Securities Purchase Agreement, in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Company’s giving of a Deferral Notice and for which the Investor has not yet settled, and deliver a copy of the prospectus included as part of the applicable Registration Statement (unless an exemption from such prospectus delivery requirement exists).

(o)  If any Investor is described in the Registration Statement as an underwriter, at the reasonable request of such Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors; provided, however, the disclosure found in the “Plan of Distribution” section attached hereto as Exhibit B shall not give rise to any rights under this Section 3(o).

(p)  If any Investor is described in the Registration Statement as an underwriter, the Company shall make available for inspection by (i) such Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement; provided, further, the disclosure found in the “Plan of Distribution” section attached hereto as Exhibit B shall not give rise to any rights under this Section 3(p).  Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.  Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(q)  The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(r)  Neither the Company nor any Subsidiary or affiliate thereof shall identify any Buyer as an underwriter in any public disclosure or filing with the SEC or any Principal Market (as defined in the Securities Purchase Agreement) or Eligible Market and any Buyer being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has under this Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement); provided, however, that the foregoing shall not prohibit the Company from including the disclosure found in the "Plan of Distribution" section attached hereto as Exhibit B in the Registration Statement.

4.  Other Obligations of the Investors.

(a)  At least three (3) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement.  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that (i) such Investor furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities, and (ii) the Investor execute such documents in connection with such registration as the Company may reasonably request.

(b)  Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(c)  Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statements covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required.  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor, in accordance with the terms of the Securities Purchase Agreement, in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Company’s giving of notice of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), and for which the Investor has not yet settled.

(d)  Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.  Expenses of Registration.  All reasonable expenses, other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.  Upon request and delivery of an invoice, the Company shall also reimburse up to an aggregate of $10,000 of fees and disbursements of Legal Counsel incurred in connection with registration, filing or qualification under this Agreement.

6.  Indemnification.  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)  To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon:  (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act or any state securities law, or any rule or regulation thereunder, relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”).  Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(b)  In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(c)  Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all Indemnified Persons and Indemnified Parties to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding.  In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates.  The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim.  The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, or (ii) includes any admission as to fault on the part of the Indemnified Party.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced by such failure.

(d)  The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.  Contribution.  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.  Reports Under the 1934 Act.  With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees:

(a)  make and keep public information available, as those terms are understood and defined in Rule 144;

(b)  file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required under the applicable provisions of Rule 144; and

(c)  furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act (provided that is has so complied), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities without registration pursuant to Rule 144.

9.  Assignment of Registration Rights.  The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and notice information of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of any such securities by the transferee or assignee may not be made immediately under Rule 144 without restriction or limitation; (iv) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and provides its notice information for inclusion on the Schedule of Investors attached hereto; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement and applicable law.

10.  Amendment of Registration Rights.  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Required Holders.  Any amendment or waiver effected in accordance with the previous sentence shall be binding upon each Investor and the Company.  In addition to the foregoing, any Investor may waive the observance of provisions of this Agreement (either generally or in a particular instance and either retroactively or prospectively) with respect to itself.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities.  No consideration (other than the reimbursement of legal fees) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

11.  Miscellaneous.

(a)  A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.

(b)  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon transmission, when sent by facsimile, email or other form of electronic communication (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses, facsimile numbers and email addresses for such communications shall be:

If to the Company:

Emcore Corporation
10420 Research Road SE
Albuquerque, NM 87123
Telephone: (505) 332-5000
Facsimile: (505) 332-5038
Attention: General Counsel

If to the Company’s legal counsel:

Jenner & Block
919 Third Avenue
37th Floor
New York, New York 10022
Telephone: 1.212.891.1600
Facsimile:1.212.909.0820
Email: tknapp@jenner.com
Attention:  Tobias L. Knapp

With a copy (for informational purposes) to:

Jones Day
51 Louisiana Avenue, N.W.
Washington, D.C.  20001-2113
Tel: 1.202.879.3939
Fax: 1.202.626.1700
Email:  jwelch@jonesday.com
Attention: John Welch

and

Jones Day
1755 Embarcadero Road
Palo Alto, CA 94303
Tel:  (650) 739-3939
Fax:  (650) 739-3900
Email:  segillette@jonesday.com
Attention:  Steve Gillette

If to Legal Counsel:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY  10022
Tel:  1.212.756.2000
Fax:  1.212.593.5955
Email:  eleazer.klein@srz.com
Attention:  Eleazer N. Klein

If to an Investor, to its address, facsimile number or email address set forth on the Schedule of Investors attached hereto, or to such other address, facsimile number and/or email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Notice shall be deemed delivered pursuant to the procedures set forth in the Securities Purchase Agreement.

(c)  Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)  This Agreement, the other Transaction Documents (as defined in the Securities Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(f)  Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(g)  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)  This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile, email or other electronic transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(i)  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)  All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

(k)  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(l)  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(m)  The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder.  Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investor as, and the Company acknowledges that the Investors do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group, and the Company will not assert any such claim with respect to such obligations or the transactions contemplated herein.

* * * * * *

        -  -

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

EMCORE CORPORATION

By:           /s/ Adam Gushard
Name:  Adam Gushard
Title:  Chief Financial Officer

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: Polar Securities Inc. for Altairis Offshore

By: /s/ Robyn Schultz
Name: Robyn Schultz
Title: VP, Polar Securities Inc. (as IA for certain managed accounts)

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: Polar Securities Inc. for Altairis Investments L.P.

By: /s/ Robyn Schultz
Name: Robyn Schultz
Title: VP, Polar Securities Inc. (as IA for certain managed accounts)

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: Polar Securities Inc. for Altaris Offshore Levered

By: /s/ Robyn Schultz
Name: Robyn Schultz
Title: VP, Polar Securities Inc. (as IA for certain managed accounts)

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: THE QUERCUS TRUST

By: /s/ David Gelbaum
Name: David Gelbaum
Title: Trustee

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: Marathon Global Equity Master Fund, Ltd.

By: /s/ Jamie Raboy
Name: Jamie Raboy
Title: Managing Director

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: UBS O’Connor LLC F/B/O: O’Connor Pipes Corporate Strategies Master Limited

By: /s/ Andrew Martin
Name: Andrew Martin
Title: Managing Director

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage II Master Limited

By: /s/ Andrew Martin
Name: Andrew Martin
Title: Managing Director

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage II Master Limited

By: /s/ Andrew Martin
Name: Andrew Martin
Title: Managing Director

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: The Tocqueville Fund

By: /s/ Robert W. Kleinshmidt
Name: Robert W. Kleinshmidt
Title: Authorized Portfolio Manager

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: Tocqueville Amerique

By: /s/ Robert W. Kleinshmidt
Name: Robert W. Kleinshmidt
Title: Authorized Portfolio Manager

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: MONTBER, S.A. INCOME

By: /s/ Robert W. Kleinshmidt
Name: Robert W. Kleinshmidt
Title: Authorized Portfolio Manager

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: THORN LIMITED

By: /s/ Robert W. Kleinshmidt
Name: Robert W. Kleinshmidt
Title: Authorized Portfolio Manager

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: KALUNBORG LTD BVI

By: /s/ Robert W. Kleinshmidt
Name: Robert W. Kleinshmidt
Title: Authorized Portfolio Manager

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: HIGHBRIDGE INTERNATIONAL LLC By: Highbridge Capital Management, LLC Its: Trading Manager

By: /s/ Adam J. Chill
Name:Adam J. Chill
Title: Managing Director

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: ARDSLEY PARTNERS FUND II, L.P.

By: /s/ Steve Napoli
Name:Steve Napoli
Title: Partner

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: ARDSLEY PARTNERS INSTITUTIONAL FUND, L.P.

By: /s/ Steve Napoli
Name:Steve Napoli
Title: Partner

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: ARDSLEY PARTNERS RENEWABLE FUND, L.P.

By: /s/ Steve Napoli
Name:Steve Napoli
Title: Partner

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: ARDSLEY OFFSHORE FUND, LTD.

By: /s/ Steve Napoli
Name:Steve Napoli
Title: Agent / Advisor

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: ARDSLEY RENEWABLE ENERGY OFFSHORE FUND, LTD.

By: /s/ Steve Napoli
Name:Steve Napoli
Title: Director

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: MARION LYNTON

By: /s/ Steve Napoli
Name:Steve Napoli
Title: Agent / Advisor

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: HFR HE ARDSLEY MASTER TRUST

By: /s/ Steve Napoli
Name:Steve Napoli
Title: Agent / Advisor

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: HUDSON BAY OVERSEAS FUND LTD

By: /s/ Yoav Roth
Name:Yoav Roth
Title: Principal & Portfolio Manager

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: HUDSON BAY FUND LTD

By: /s/ Yoav Roth
Name:Yoav Roth
Title: Principal & Portfolio Manager

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: Portside Growth and Opportunity Fund

By: /s/ Jeff Smith
Name:Jeff Smith
Title: Authorized Signatory

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: Empire Capital Partners, LTD

By: /s/ Peter J. Richards
Name:Peter J. Richards
Title: Managing Member of Empire Capital Management, LLC (investment manager to Empire Capital Partners, LTD)

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: Empire Capital Partners, LP

By: /s/ Peter J. Richards
Name:Peter J. Richards
Title: Managing Member of Empire Capital Management, LLC (investment manager to Empire Capital Partners, LP)

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: Capital Ventures International By: Heights Capital Management, Inc. its authorized agent

By: /s/ Michael Spolan
Name:Michael Spolan
Title: General Counsel

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: Iroquois Masterfund, Ltd.

By: /s/ John Silverman
Name:John Silverman
Title: Authorized Signatory

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: Kingdon Associates

By: /s/ Alan Winters
Name:Alan Winters
Title: Chief Operating Officer

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: M. Kingdon Offshore Ltd.

By: /s/ Alan Winters
Name:Alan Winters
Title: Chief Operating Officer

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: Kingdon Family Partnership, L.P.

By: /s/ Alan Winters
Name:Alan Winters
Title: Chief Operating Officer

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: Investcorp Interlachen Multi-Strategy Master Fund Limited By: Interlachen Capital Group LP, Authorized Signatory

By: /s/ Gregg T. Colburn
Name:Gregg T. Colburn
Title: Authorized Signatory

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: CD Investment Partners, Ltd.: By: Carpe Diem Capital Management LLC Its: Investment Advisor

By: /s/ John Ziegelman
Name:John Ziegelman
Title: President

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: Lagunitas Partners LP

By: /s/ Jon D. Gruber
Name:Gruber & McBaine Cap Mgmt.
Title: General Partner

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: Gruber & McBaine International

By: /s/ Jon D. Gruber
Name:Gruber & McBaine Cap Mgmt.
Title: Investment Advisor

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: Jon D. & Linda W. Gruber Trust

By: /s/ Jon D. Gruber
Name:Jon D. Gruber
Title: Trustee

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: CaraCastle Partners

By: /s/ Damien Quinn
Name:Damien Quinn
Title: Principal

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: MMCAP Int’l Inc. SPC

By: /s/ Ben Cubitt
Name:Ben Cubitt
Title: PM

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: Cranshire Capital, L.P.

By: /s/ Mister D. Kopine
Name:Mister D. Kopine
Title: President – Downsview Capital The General Partner

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: Enable Growth Partners LP

By: /s/ Brendan O’Neil
Name:Brendan O’Neil
Title: President & Chief Investment Officer

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: Crestview Capital Master, LLC By: Crestview Capital Partners, LLC Its Sole Manager

By: /s/ Robert Hoyt
Name:Robert Hoyt
Title: Manager

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of tile date first written above.

Name of Investor: RHP Master Fund, Ltd. By: Rock Hill Investment Management, L.P. By: RHP General Partner, LLC

By: /s/ Keith Marlowe
Name:Keith Marlowe
Title: Director

SCHEDULE OF INVESTORS

Investor	Registered Holder	Shares	Warrants	Contact Details and Mailing
Polar Capital		840,000	147,000
	Altairis Offshore	283,100	49,543	BMO Nesbitt Burns Inc Account Reference: 402-20080, Altairis Offshore 1 First Canadian Place, 35th Floor Toronto, ON M5X 1H3 Attn: Jennifer Scotland, 416-359-4972
	Altairis Investments, LP	54,400	9,520	BMO Nesbitt Burns Inc Account Reference: 402-20055, Altairis Offshore 1 First Canadian Place, 35th Floor Toronto, ON M5X 1H3 Attn: Jennifer Scotland, 416-359-4972
	Altairis Offshore Levered	502,500	87,938	BMO Nesbitt Burns Inc Account Reference: 402-20486, Altairis Offshore 1 First Canadian Place, 35th Floor Toronto, ON M5X 1H3 Attn: Jennifer Scotland, 416-359-4972
Quercus Trust	The Quercus Trust	752,000	131,600	1835 Newport Blvd, A109 PMB 467 Costa Mesa, CA 92627 (949) 631-6723
Marathon	Marathon Global Equity Master Fund, Ltd.	600,000	105,000	Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302 212-381-4422
UBS O'Connor	UBS O'Connor LLC F/B/O: O'Connor Pipes Corporate Strategies Master Limited	336,000	58,800	UBS O'Connor LLC One North Wacker Drive, 32nd floor Chicago, IL 60614 Attn: Robert Murray
	UBS O'Connor LLC F/B/O: O'Connor Global Convertible Arbitrage Master Limited	210,560	36,848	UBS O'Connor LLC One North Wacker Drive, 32nd floor Chicago, IL 60614 Attn: Robert Murray
	UBS O'Connor LLC F/B/O: O'Connor Global Convertible Arbitrage II Master Limited	13,440	2,352	UBS O'Connor LLC One North Wacker Drive, 32nd floor Chicago, IL 60614 Attn: Robert Murray
Tocqueville	Tocqueville Fund	225,000	39,375	Tocqueville Asset Management 40 West 57th Street, 19th Floor New York, NY 10019
	Tocqueville Amerique	45,000	7,875	Tocqueville Asset Management 40 West 57th Street, 19th Floor New York, NY 10019
	Montber S.A. Income	190,000	33,250	Tocqueville Asset Management 40 West 57th Street, 19th Floor New York, NY 10019
	Thorn Limited	35,000	6,125	Tocqueville Asset Management 40 West 57th Street, 19th Floor New York, NY 10019
	Kalunbourg Limited	15,000	2,625	Tocqueville Asset Management 40 West 57th Street, 19th Floor New York, NY 10019
Highbridge	Highbridge International LLC, by: Highbridge Capital Management LLC, its trading manager	500,000	87,500	Bear Stearms 1 Metrotech Center, 20th Floor Brooklyn, NY 11201 212-272-3915 Attn: Elanna Bradley
Ardsley	Ardsley Partners Fund II, LP	126,500	22,138	262 Harbor Drive, 4th floor Stamford, CT 06902
	Ardsley Partners Institutional Fund, LP	81,800	14,315	262 Harbor Drive, 4th floor Stamford, CT 06902
	Ardsley Partners Renewable Energy Fund, LP	68,300	11,953	262 Harbor Drive, 4th floor Stamford, CT 06902
	Ardsley Offshore Fund, Ltd	88,500	15,488	262 Harbor Drive, 4th floor Stamford, CT 06902
	Ardsley Renewable Energy Offshore Fund, Ltd	116,100	20,318	262 Harbor Drive, 4th floor Stamford, CT 06902
	Marion Lynton	3,200	560	262 Harbor Drive, 4th floor Stamford, CT 06902
	HFR HE Ardsley Master Trust	15,600	2,730	262 Harbor Drive, 4th floor Stamford, CT 06902
Hudson Bay	Hudson Bay Overseas Fund Ltd	545,600	95,480	120 Broadway, 40th floorNew York, NY 10271
	Hudson Bay Fund LP	334,400	58,520	120 Broadway, 40th floor New York, NY 10271
Ramius	Portside Growth & Opportunity Fund	480,000	84,000	David Larrauri Account Manager Prime Brokerage Global Equity Finance CITIGROUP GLOBAL MARKETS INC. 390 Greenwich Street, 3rd floor New York, NY 10013 Tel 212-723-5902
Empire	Empire Capital Partners, Ltd	155,400	27,195	Empire Capital Management, LLC One Gorham Island, Suite 201 Westport, CT 06880 203-454-1019
	Empire Capital Partners, Lp	144,600	25,305	Empire Capital Management, LLC One Gorham Island, Suite 201 Westport, CT 06880 203-454-1019
Heights	Capital Ventures International	300,000	52,500	Heights Capital Management 101 California Street, Suite 3250 San Francisco, CA 94111
Iroquois	Iroquois Master Fund Ltd.	300,000	52,500	641 Lexinton Avenue, 35th floor New York, NY 10022
Kingdon	Kingdon Associates	72,600	12,705	152 West 57th Street, 50th Floor New York, Ny 10019
	M. Kingdon Offshore Ltd.	217,350	38,036	152 West 57th Street, 50th Floor New York, Ny 10019
	Kingdon Family Partnership, L.P.		10,050	125,625
Interlachen	Investcorp Interlachen Multi-Strategy Master Fund Limited	200,000	35,000	Interlachen Capital Group LP 800 Nicolet Mall, Suite 2500 Minneapolis, MN 55402
CD Capital	Carpe Diem Capital Management LLC, c/o Goldman Sachs & Co	160,000	28,000
Purchaser:
Carpe Diem Capital Management LLC
111 South Wacker Drive, Suite 3950
Chicago, IL 60606
Tel :312-803-5010

Goldman, Sachs & Co
One New York Plaza, 48th Floor
New York, NY 10004
Tel: 212-357-7172
Fax: 212-428-5806

Gruber	Lagunitas Partners LP	97,000	16,975	Gruber & McBaine Capital Management 50 Osgood Place, PH San Francisco, CA 94133
	Gruber & McBaine International	7,000	1,225	Gruber & McBaine Capital Management 50 Osgood Place, PH San Francisco, CA 94133
	Jon D & Linda W Gruber Trust	56,000	9,800	Gruber & McBaine Capital Management 50 Osgood Place, PH San Francisco, CA 94133
Cara Castle	Cara Castle Partners	88,000	15,400	14 The Ridge Plandome, NY 11030
MM Capital	MMCAP Int'l Inc SPC	150,000	26,250	MMCAP Int'l Inc SPC 90 Fort St, Box 32021 Grand Cayman Cayman Islands
Cranshire	Cranshire Capital, L.P.	120,000	21,000	3100 Dundee Road, Suite 703 NorthBreek, IL
Enable	Enable Growth Partners	100,000	17,500	One Ferry Building, Suite 255 San Francisco, CA 94111
Crestview	Crestview Capital Master, LLC By: Crestview Capital Partners, LLC, its Sole Manager	100,000	17,500	95 Revere Drive, Suite A Northbrook, IL 60062
Rock Hill Investment Management, LP	RHP Master Fund, Ltd.	100,000	17,500	c/o Rock Hill Investment Management, LP Three Bala Plaza - East, Suite 585 Bala Cynwyd, PA 19004

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

[           ]
[           ]
[           ]
Attention: [                                ]

Re:  Emcore Corporation

Ladies and Gentlemen:

On behalf of Emcore Corporation, a corporation organized under the laws of New Jersey (the “Company”), I am writing in connection with that certain Securities Purchase Agreement (the “Securities Purchase Agreement”), entered into by and among the Company and the buyers named therein (collectively, the “Holders”) pursuant to which the Company issued to the Holders its shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”) and Warrants (the “Warrants”), which are exercisable into shares of Common Stock (the “Warrant Shares”).  Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the “1933 Act”).  In connection with the Company’s obligations under the Registration Rights Agreement, on ________________ ___, 2008, the Company filed a Registration Statement on Form S-1 (File No. 333-__________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

In connection with the foregoing, I advise you that a member of the SEC’s staff has advised the Company or its counsel by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and the Company has no knowledge, after telephonic inquiry by the Company or its counsel of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

This letter shall serve as our standing instruction to you that the shares of Common Stock and Warrant Shares are freely transferable by the Holders pursuant to the Registration Statement.  You need not require further letters from us or our counsel to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated ___________ ___, 2008, provided at the time of such reissuance, the Company has not otherwise notified you that the Registration Statement is unavailable for the resale of the Registrable Securities.

Very truly yours,

EMCORE CORPORATION

By:

CC:  [LIST NAMES OF HOLDERS]

        Exhibit A-

EXHIBIT B

SELLING STOCKHOLDERS

The shares of common stock being offered by the selling stockholders are those previously issued to the selling stockholders and those issuable to the selling stockholders upon the exercise of the warrants.  For additional information regarding the issuances of common stock, see “Private Placement of Common Shares and Warrants” above.  We are registering the shares of common stock in order to permit the selling stockholders to offer the shares for resale from time to time.  Except for the ownership of the shares of common stock and the warrants, the selling stockholders have not had any material relationship with us within the past three years. [NOTE: this sentence need not be included with respect to any transferee for which the statement is not accurate.]

The table below lists the selling stockholders and other information regarding the beneficial ownership of the shares of common stock by each of the selling stockholders.  The second column lists the number of shares of common stock beneficially owned by each selling shareholder, based on its ownership of the shares of common stock and the warrants as of __________ ___, 2007, assuming exercise of the warrants held by the selling stockholders on that date, without regard to any limitations on exercise.

The third column lists the shares of common stock being offered by this prospectus by the selling stockholders.  In accordance with the terms of the registration rights agreement with the holders of the shares of common stock and the warrants, this prospectus generally covers the resale of the aggregate number of shares of common stock equal to the number of shares of common stock issued and the shares of common stock issuable upon exercise of the related warrants, determined as if the outstanding warrants were exercised, as applicable, in full, in each case, as of the trading day immediately preceding the date this registration statement was initially filed with the SEC.  The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.  Under the terms of the warrants, a selling stockholder may not exercise the warrants, to the extent such exercise would cause such selling stockholder, together with its affiliates, to beneficially own a number of shares of common stock which would exceed 4.99% of our then outstanding shares of common stock following such exercise, excluding for purposes of such determination shares of common stock issuable upon exercise of the warrants which have not been exercised.  The number of shares in the second column does not reflect this limitation.  The selling stockholders may sell all, some or none of their shares in this offering.  See “Plan of Distribution.”

Name of Selling Stockholder	Number of Shares Owned Prior to Offering	Maximum Number of Shares to be Sold Pursuant to this Prospectus	Number of Shares Owned After Offering

        Exhibit B-

PLAN OF DISTRIBUTION

We are registering the shares of common stock previously issued and shares of common stock issuable upon the exercise of the warrants to permit the resale of these shares of common stock by the holders of the common stock and warrants from time to time after the date of this prospectus.  We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock.  We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents.  If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions.  The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices.  These sales may be effected in transactions, which may involve crosses or block transactions,

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	involving ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	involving block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	involving purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	involving an exchange distribution in accordance with the rules of the applicable exchange;

•	involving privately negotiated transactions;

•	involving short sales;

•	involving sales pursuant to Rule 144;

•	in connection with which broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	involving a combination of any such methods of sale; and

•	involving any other method permitted pursuant to applicable law.

If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved).  In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume.  The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales.  The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.  The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act.  At the time a particular offering of the shares of common stock is made, a prospectus supplement or amendment, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers.  In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person.  Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock.  All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[ ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “Blue Sky” laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any.  We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling stockholders will be entitled to contribution.  We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

        Exhibit B-